Summary Prospectus
February 28, 2020
Madison Small Cap Fund
Share Class/Ticker: Class A - MASMX ● Class Y - BVAOX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, Statement of Additional Information (SAI) and other information about the fund online at madisonfunds.com/ProspectusReports. You can also obtain this information at no cost by calling (800) 877-6089 or by sending an email request to madisonlitrequests@madisonadv.com. The current prospectus and SAI dated February 28, 2020, are incorporated by reference into this Summary Prospectus.

Beginning March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, we will no longer mail paper copies of the funds' shareholder reports, unless you specifically request paper copies from Madison Funds or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Madison Funds website and we will notify you by mail each time a report is posted and provide you with a website link to access the report. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you prefer to receive shareholder reports and other communications electronically, you can update your mailing preferences with your financial intermediary, or enroll in e-delivery at madisonfunds.com (for accounts held directly with the funds).
You may elect to receive all future reports in paper free of charge by calling Madison Funds at (800) 877-6089 if you hold shares directly with the funds. Your election to receive reports in paper will apply to all funds held with Madison Funds. If your fund shares are held through a financial intermediary, please contact them directly to make your request and to determine whether your election will apply to all funds in which you own shares through that intermediary.

Investment Objective
The Madison Small Cap Fund seeks long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The table and example below do not reflect any transaction fees or commissions that may be charged directly by financial intermediaries when buying or selling shares. You may qualify for Class A sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in Madison Funds. More information about these and other discounts is available from your financial professional, in the “Sales Charges and Fees” section on page 76 of the prospectus, in the “More About Purchasing and Selling Shares” section on page 51 of the fund's SAI, and in the sales charge waiver appendix to the prospectus.

Shareholder Fees: (fees paid directly from your investment)	Class A	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class Y
Management Fees	1.00%	1.00%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	None
Other Expenses[1]	0.25%	0.25%
Total Annual Fund Operating Expenses	1.50%	1.25%
Less: Fee Waiver[2]	-0.04%	-0.04%
Total Annual Fund Operating Expenses After Fee Waiver	1.46%	1.21%
1 Under a separate administrative services agreement, the investment adviser to the fund, Madison Asset Management, LLC “(Madison”), provides or arranges for the fund to have all of the necessary operational and support services it needs for a fee (exclusive of certain expenses, such as brokerage expenses, interest expense, taxes, acquired fund fees and expenses and certain other expenses).

[2]
Madison has contractually agreed to waive 0.04% of its administrative services fee until at least August 31, 2021. Not included in the fee waiver are any fees and expenses relating to portfolio holdings (e.g., brokerage commissions, interest on loans, etc.) or extraordinary and non-recurring fees and expenses (e.g., costs relating to any line of credit the fund maintains with its custodian or another entity for investment purposes). Any fees waived are not be subject to later recoupment by Madison.

Example:
The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$715	$1,014	$1,339	$2,256
Class Y	123	388	678	1,504

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Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the fund’s performance. During the most recent fiscal year ended September 30, 2019, the fund’s portfolio turnover rate was 73% of the average value of its portfolio which reflects the historical operating results of the Broadview Opportunity Fund (the "Predecessor Fund"). Effective as of the close of business on August 30, 2019, the Predecessor Fund was reorganized into the fund and the fiscal year end of the fund changed to October 31. The portfolio turnover rate for the fund for the one month period ended October 31, 2019 was 3% of the average value of its portfolio.
Principal Investment Strategies
The fund invests primarily in a diversified mix of common stocks of small cap U.S. companies that are believed to be undervalued by various measures and offer sound prospects for capital appreciation. For purposes of this fund, “small cap” is defined as those companies with market capitalizations of between $100 million and $15 billion. Under normal market conditions, the fund will maintain at least 80% of its net assets (including borrowings for investment purposes) in small cap securities.
The fund's investment adviser, Madison Asset Management, LLC ("Madison"), focuses on core growth strategies through bottom-up fundamental research analysis to identify stocks of businesses that are selling at what it believes are substantial discounts to prices that accurately reflect their future earnings prospects. Madison conducts extensive research on each prospective investment using a five pillar analysis process to evaluate companies as potential investments for the portfolio. Investments that meet most of the criteria are added to a list of similar companies to be monitored by Madison. Companies meeting all five pillars may be added to the portfolio. The five pillars of the analysis are: (1) strong business traits, (2) defendable market niche, (3) attractive growth potential, (4) capable management, and (5) discount to private market value. In reviewing companies, Madison applies the characteristics identified above on a case-by-case basis as the order of importance varies depending on the type of business or industry and the company being reviewed. As a result of employing the five pillar analysis, the fund may hold cash opportunistically, particularly during periods of market uncertainty when investments meeting all five pillars may be difficult to identify.
Madison may generally sell a security when it believes: (1) the security has achieved its value potential; (2) such sale is necessary for portfolio diversification, (3) changing fundamentals signal a deteriorating value potential; or (4) other securities have a better value potential.
The fund’s investment strategy reflects Madison’s general “Participate and Protect®” investment philosophy. Madison’s expectation is that investors in the fund will participate in market appreciation during bull markets and experience something less than full participation during bear markets compared with investors in portfolios holding more speculative and volatile securities; therefore, this investment philosophy is intended to represent a conservative investment strategy. There is no assurance that Madison’s expectations regarding this investment strategy will be realized.
Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market instruments. To the extent the fund engages in this temporary defensive position, the fund’s ability to achieve its investment objective may be diminished.
Principal Risks
The specific risks of owning the fund are set forth below.  You could lose money as a result of investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  The fund’s share price and total return will fluctuate.  You should consider your own investment goals, time horizon and risk tolerance before investing in the fund.
Small Cap Risk—Price Volatility. Due to its focus on small cap companies, the fund may experience significant volatility over time. Small companies tend to have narrower product lines, fewer financial resources and a more limited trading market for their securities, as compared to larger companies. The securities of smaller companies also experience greater price volatility than securities of larger capitalization companies.
Small Cap Risk—Illiquidity. During certain periods, the liquidity of the securities of small cap companies may shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions. This liquidity risk could translate into losses for the fund if it has to sell illiquid securities at a disadvantageous time. The costs of purchasing or selling securities of small capitalization companies are often greater than those of more widely traded securities. Securities of smaller capitalization companies can also be difficult to value.
Equity Risk. The fund is subject to equity risk. Equity risk is the risk that securities held by the fund will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the fund participate, and the particular circumstances and performance of particular companies whose securities the fund holds. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.
Growth and Value Risks. Stocks with growth characteristics can experience sharp price declines as a result of earnings disappointments, even small ones. Stocks with value characteristics carry the risk that investors will not recognize their intrinsic value for a long time or that they are actually appropriately priced at a low level. Because the fund generally follows a strategy of holding stocks with both growth and value characteristics, any particular stock’s share price may be negatively affected by either set of risks.
Capital Gain Realization Risks to Taxpaying Shareholders. Because of the focused nature of the fund’s portfolio, the fund is susceptible to capital gain realization. In other words, when the fund is successful in achieving its investment objective, portfolio turnover may generate more capital gains per share than funds that hold greater numbers of individual securities. The fund’s sale of just a few positions will represent a larger percentage of the fund’s assets compared with, say, a fund that has hundreds of securities positions.
Market Risk. The share price of the fund reflects the value of the securities it holds. If a security’s price falls, the share price of the fund will go down (unless another security’s price rises by an offsetting amount). If the fund’s share price falls below the price you paid for your shares, you could lose money when you redeem your shares.

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Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s investment results have varied from year to year. The table shows the fund’s average annual total returns for various periods compared to different broad measures of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information current to the most recent month end is available at no cost by visiting www.madisonfunds.com or by calling 1-800-877-6089.
Performance results prior to August 30, 2019 for the Class Y shares are based on the performance of the Predecessor Fund, which was reorganized into the Class Y shares of the fund on August 30, 2019. Performance for Class A shares was deemed to be new effective August 31, 2019 as a result of the reorganization.
Calendar Year Total Returns for Class Y Shares

Highest/Lowest quarter end results during this period were:

Highest:	1Q 2019	15.79%
Lowest:	3Q 2011	-22.23%

* The performance shown in the bar chart and the performance table for periods prior to November 29, 2013 represents the performance of the
FMI Focus Fund (the "FMI Fund"), which merged with and into the Predecessor Fund on November 29, 2013. Prior to November 29, 2013,
Broadview Advisors, LLC, the investment adviser to the Predecessor Fund served as subadviser to the FMI Fund. The FMI Fund had the same investment objective and substantially similar investment strategies as the Predecessor Fund

Average Annual Total Returns
For Periods Ended December 31, 2019

	1 Year	5 Years	10 Years	Since Inception 8/31/2019
Class Y Shares – Return Before Taxes	24.67%	5.35%	10.53%	N/A
Return After Taxes on Distributions	20.22%	0.93%	6.97%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	15.17%	2.14%	6.85%	N/A
Class A Shares – Return Before Taxes	N/A	N/A	N/A	14.01%
Russell 2000® Index (reflects no deduction for sales charges, account fees, expenses or taxes)	25.52%	8.23%	11.83%	12.23%
Russell 2500™ Index (reflects no deduction for sales charges, account fees, expenses or taxes)	27.77%	8.93%	12.58%	10.46%
Russell 2000® Value Index (reflects no deduction for sales charges, account fees, expenses or taxes)	22.39%	6.99%	10.56%	14.06%
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class Y shares and will vary for other share classes. Returns after taxes on distributions and sale of fund shares may be higher than other returns for the same period due to the tax benefit of realizing a capital loss on the sale of fund shares.
Portfolio Management
The investment adviser to the fund is Madison Asset Management, LLC (“Madison”). Richard Lane, CFA (Vice President, Portfolio Manager), Aaron Garcia, CFA (Vice President, Portfolio Manager), and Faraz Farzam, CFA (Vice President, Portfolio Manager) have co-managed the fund since August 2019. Mr. Lane served as co-manager of the Predecessor Fund with Mr. Garcia and Mr. Farzam since January 2010, and Mr. Lane served as manager of the FMI Fund (which was reorganized into the Predecessor Fund) from October 1997 until December 2009.

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Purchase and Sale of Fund Shares
The minimum investment amounts for Class A are noted below.

Type of Account	To Open an Account	To Add to an Account
Non-retirement accounts:	$1,000 ($1,000 per fund)	$50
Retirement accounts:	$500 ($500 per fund)	$50
Systematic investment programs:[1]
Twice Monthly or Biweekly[2]	$25	$25
Monthly	$50	$50
Bimonthly (every other month)	$100	$100
Quarterly	$150	$150
1 Regardless of frequency, the minimum investment allowed is $50 per fund per month.
2    Only one fund can be opened under the twice monthly or biweekly options and all purchases need to be directed to that fund.
The minimum initial investment amount for Class Y shares purchased directly from the fund is $25,000 for non-retirement accounts and retirement accounts, with a minimum subsequent investment of $50; provided that these minimums may be waived in certain situations. The minimum initial investment amount for Class Y shares is $1,000 for non-retirement accounts and $500 for retirement accounts, with a minimum subsequent investment of $50, for purchases made by:

•	Broker-dealers and financial intermediaries that have agreements with the fund’s distributor to accept orders on behalf of their clients.

•	The fund-of-funds and managed account programs managed by Madison.

•	Investment advisory clients of Madison and its affiliates.

•	Members of the Board of Trustees of Madison Funds and any other board of trustees affiliated with Madison.

•	Individuals and their immediate family members who are employees, directors or officers of Madison, any subadviser, or any service provider of Madison Funds.

•	Any investor, including their immediate family members, who owned Class Y shares of any Madison Mosaic Fund as of April 19, 2013.

•	Any investor, including their immediate family members, who owned shares of the Broadview Opportunity Fund as of August 30, 2019.
The fund reserves the right to accept purchase amounts below the stated minimums for accounts that are funded with pre-tax or salary reduction contributions which include SEPs, 401(k) plans, non-qualified deferred compensation plans, and other pension and profit sharing plans, as well as for accounts opened through institutional relationships like managed account programs and orders placed in omnibus accounts, and for clients of financial intermediaries who have entered into an agreement with the funds' distributor or Madison to offer fund shares in a brokerage account through a network or platform or to self-directed accounts.
You may generally purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange (NYSE) is open for business by written request (Madison Funds, P.O. Box 219083, Kansas City, MO 64121-9083), by telephone (1-800-877-6089), by contacting your financial professional, by wire (purchases only) or, with respect to purchases and exchanges, online at madisonfunds.com. Requests must be received in good order by the fund or its agent prior to the close of regular trading of the NYSE in order to receive that day's net asset value. Investors wishing to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the intermediary to learn how to place an order.
Tax Information
Dividends and capital gains distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-exempt or tax-deferred (in which case, such distributions may be taxable upon withdrawal). Distributions from the fund may be taxed as ordinary income or long-term capital gains.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or trust company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

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